March 2019 Investor Presentation Exhibit 99.1

Forward-Looking Statements As usual, this presentation contains statements which are forward-looking. Our 10Ks, 10Qs and other SEC documents outline the risks associated with these statements and we encourage you to review them. Certain statements in this presentation may constitute forward-looking statements, including statements regarding the Company’s financial position, business strategy and plans, and objectives of management for future operations. These statements, which contain words such as "believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “may,” “should” and similar expressions, reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, our dependency upon the residential construction and repair and remodel market, the achievement of the anticipated levels of profitability, growth, the ability to anticipate consumer preferences and demand, the impact of competitive pricing, and the impact of general business and economic conditions. These and other factors could adversely affect the outcome and financial effects of the plans and events described herein. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures Management believes the non-GAAP financial measures discussed in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. Further, management uses these non-GAAP financial measures for planning and forecasting future periods. This non-GAAP financial information is provided as additional information for investors, is not in accordance with or an alternative to GAAP, and should not be used as a substitute for the Company’s operating results presented in accordance with GAAP. These non-GAAP measures may be different from similar measures used by other companies. For reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, see the appendix of this presentation. Disclosures

Net Sales (in Millions) 2018 Sales Mix Key Financials Leading Installer and distributor of interior building products Diversified building products and services offerings High-value, high-margin home interior products Scalable platform to expand across geographies, product categories, and channels Track record of strong growth through acquisitions and organic initiatives Attractive above-industry margins Residential Design Services 55% Architectural Surfaces Group 45% Segments Single Family 72% Multi-family 2% Commercial 5% End Market New Construction 79% Repair & Remodel 21% Construction Sector Repair & Remodel 21% Adjusted EBITDA CAGR: 45% CAGR: 41% Company Overview

SIC Operates Two Complementary Business Segments

RESIDENTIAL DESIGN SERVICES

- Leading provider of interior design installation services of primarily flooring, countertops and cabinets for residential and commercial
- Consolidator of fragmented design and installation services industry
- Highly trained and specialized interior designers with proprietary interior design software creating competitive advantage
- Increasing trend of builders outsourcing more of the design services
- Significant customer value add through optional upgrades
  - Above-industry upsell conversion rate of ~85%, generating ~220% more revenue per order than standard orders
- Deep relationships with over 150 customers and 230 suppliers
- 35 locations, including 19 design centers[1]


Tile Flooring


Door Hardware


Engineered Stone


Cabinetry

ASG Architectural Surfaces Group

- Leading importer and distributor of natural stone, engineered stone, and related products used in residential construction, commercial construction and remodeling across the U.S
- Sole strategic consolidator of scale in fragmented U.S. slab distributor industry[2]
- Global supply chain complemented with extensive product design, development and marketing
- Strong relationships with diverse channels (fabricators, builders, designers, dealers and architect firms)
- Balanced end market exposure with ~60% of sales to Repair & Remodel
- 23 strategically located design showrooms and warehouses


Quartz


Granite


Marble


Tile

Notes: 1. Including Intown Design acquisition
2. Management estimate based on strategic acquisitions of U.S. slab distributors primarily serving single-family residential end markets

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SIC is Positioned to Grow Through Cycles Solid Core Focus on new home construction in key stable markets with opportunity to further expand in multifamily construction Targeted market share gains from smaller fragmented competitors that lack scale Diversifying into additional product lines and end markets through cross-selling initiatives Stable Resilient Platform Repair and Remodel business offers countercyclicality to single family construction Highly variable cost structure and pass-through pricing model Strategic Growth Active opportunistic M&A strategy supported by a strong balance sheet Responsible Financial Policy & Executional Excellence Responsible financial policy – maintain discipline towards a conservative leverage target Executional excellence – commitment to streamlining operational processes and procedures with continued cost savings opportunities

Key Investment Highlights Diverse geographic footprint in attractive markets supported by barriers to entry and scale 1 2 RDS’ demonstrated ability to upsell products and drive profitability for SIC and builder customers 3 ASG’s sophisticated importation and distribution model fueling expansion 4 Proven ability to drive organic growth, operational improvement, and M&A 5 Significant opportunity to expand across geographic products and channels 6 Resilient operations supported by highly variable cost structure, pass-through pricing model and Repair & Remodel Strong financial profile with above-industry Adj. EBITDA margins and solid balance sheet 7 1 Management estimate based on strategic acquisitions of U.S. slab distributors primarily serving single-family residential end markets

Located in attractive markets supported by barriers to entry and scale. 1 – Diverse Geographic Footprint Source: McKinsey Global Institute report, October 2016. Notes: U.S. housing starts forecast from Mortgage Bankers Association report. Presence in 15 of Top 20 MSAs by Population ASG locations RDS locations ASG serves broad domestic footprint with market-specific products RDS served regions among the strongest residential housing markets in the U.S. Core competencies create barriers to entry RDS: Deep builder relationships and skilled labor force ASG: Diverse global supply chain and logistics expertise Significant opportunities for continued growth Strengthen customer relationships Gain share from smaller operators Expand product offerings Enhance existing footprint through targeted M&A of fragmented U.S. market Enter into attractive adjacent channels such as multifamily for RDS and commercial for ASG

2 – RDS's Ability to Upsell Products & Drive Profitability

Builder Needs Highly Aligned with SIC Attributes

Importance

	Residential Design Services	Typical Industry Participant
Upsell Execution	✓	Limited
Geographic Footprint	✓	Limited
Customer Experience	✓	Varies
Product Breadth	✓	Varies
Supplier Relationships	✓	Varies
Installation Capabilities	✓	Varies

RDS' Exceptional Value Proposition

1. Significantly influences the upgrade process
2. Increases revenue per order
3. Minimizes costly construction delays
4. Drives RDS profitability and increases builder profitability

Upsell Conversion Rate at RDS Above Industry[1]



~50% - 60%
~85%
Typical Design Center
RDS Design Center

We believe that high-margin upgrade sales occur more frequently within RDS design centers

Revenue Per Lot Order[2]



Upgrade: 220%
Standard Sale
Upgrade Sale in RDS Design Center

RDS' upgrade orders generate ~220%+ more revenue per order than standard orders (revenue shared with homebuilder)

1 Source: Management estimates
2 Single housing lot typically has more than one order per lot.

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2 – RDS Provides Critical Value To Homebuilders

Cost Components % of Total Home Construction


Outdoor
Other
HVAC
Drywall
Roofing
Insulation
Other Interior
Appliances
Windows, Doors & Trim
Structural Products
Excavation, Permitting, Upfront Design
Flooring, Cabinets & Countertops
Plumbing & Electrical
6%
5%
4%
4%
3%
2%
6%
2%
8%
24%
16%
10%
8%
RDS Key Category
RDS Expansion Opportunity

Average Cost of Construction ~$270K

RDS Seamless Operation Model

1. Homebuilder + Buyer = Buyer selects home, places deposit, and builder starts construction
2. Buyer + RDS Segment = Builder sends buyer to RDS design center to select all finishes including floors, countertops & cabinets as well as other fixtures & finishes
3. RDS Segment + Homebuilder = RDS installs buyer selected floors, countertops & cabinets
4. Homebuilder + Buyer = Builder completes construction and delivers home to buyer
5. Homebuilder + RDS Segment = RDS and builder share revenue of installed interior products

RDS Segment | Buyer | Homebuilder

RDS provides strong value across the homebuying process

Source: National Association of Home Builders
Notes: Includes painting, lighting, plumbing fixtures, and fireplace.

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3 – ASG's Sophisticated Importation and Distribution Model

Sophisticated model and consolidation strategy fueling expansion

Disciplined Factory and Quarry Sourcing Strategy

Approach:

- Strategically located ports to facilitate sourcing from across the globe
- Quarry network selected based on hands-on inspection process to mitigate any risk of supply chain disruption
- Design and deploy best in class marketing & merchandising samples

Value Proposition:

- To fabricators: Increased material yield due to consistent and predictable product
- To designers: Reliable product quality and consistent aesthetics increase consumer satisfaction
- To customers: Right inventory on hand for immediate selection and sale

Primary Sourcing Locations



Czech Republic
Spain
Turkey
Italy
India
Vietnam
Brazil

Extensive Distribution Network

- Broad stone product offering across a wide range of price points
- National network of distribution and showroom centers to manage logistics, inventory and distribution for clients
- Hub-and-spoke distribution model to maximize freight efficiency
- Effective, technology-enabled inventory management
- Balanced end market exposure with ~60% of sales to R&R
- Superior margin profile and product selection for regional taste



Fife
Seattle
Portland
Boston
Des Moines
New Brunswick
Denver
Kansas City
Baltimore
Tulsa
St. Louis
Sun valley
Oklahoma City
Raleigh
Van Nuys
Charlotte
Anaheim
Phoenix
Nashville
North Austin
Austin
San Antonio
Hub
Spoke

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4 – Proven Ability to Drive Organic Growth, Operational Improvement, and M&A

1 Expanding share, adding product capabilities, entering new markets and executing strategic M&A

2 Significant market opportunity, as additional builders out-source design functions

3 Strong relationships with largest, most stable homebuilders provide opportunity to gain market share

4 Repair & Remodel business provides counter-cyclical revenue base

Underlying Growth

Market Growth
High-growth regional markets

Share Gains
Taking share from small regional competitors

Increased Design Center Outsourcing
~50% of market still handled by builders internally[1]

Leverage Existing Platform

Product Expansion
Expand full product set across both the RDS and ASG portfolios

Geographic Expansion
Evaluate other attractive markets

New End Markets
Commercial, repair and remodel, multi-family, single-family rentals

Strategic & Operational Initiatives

Leverage Integrated Platform
Develop efficiencies in back-office functions

Execute Strategic M&A
Continue value creating bolt-on acquisitions

Implement Synergies
Increase efficiencies when executing on bolt-on acquisition strategy

1 Source: Management estimates

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Annualized Run-Rate Sales Bridge (in Millions) 4 – Proven Ability to Drive Organic Growth, Operational Improvement, and M&A $10 - 100m annual revenue Typical Target Acquisition Criteria Expanded geographic reach, new channels or new product / service capabilities 1 2 3 4 5 6 Owner/operator businesses with generational exit planning Accretive EBITDA margin Synergy potential Competitive transaction multiple based on scale of acquired business Notes: Actual revenue for 2018: $490 million NSI

5 – Significant Opportunity to Expand Across Geographies, Products & Channels

RDS: Building Leading Position in Residential Design and Installation

- RDS operates in a highly fragmented industry, with ~80% of total market dominated by small regional and local players
  - Provides a significant consolidation opportunity for RDS
- Design centers and expert staff create a competitive advantage for RDS
  - Designers work directly with homebuilders in selecting from over 50,000 interior product options
  - Coordinate ordering, fulfilment and installation of many of these products to crate a seamless experience
- RDS's full-service capabilities motivate homebuilder customers to outsource these aspects of their business between RDS and homebuilders, creating a symbiotic relationship

ASG: Scalable Low Fixed Cost Platform

- Sole active U.S. consolidator of scale fueling sophisticated importation and distribution model [1]
- Fragmented market consisting of national building products distributors, regional slab distributors and home improvement retailers
- In contrast to some of its larger competitors, ASG does not have an in-house manufacturing facility and there is no process concentration, resulting in low fixed costs and a highly variable cost structure
- Complementary sales strategies, single quarry sourcing and hub & spoke distribution all provide a competitive advantage

RDS Market Landscape[2]


80%
Primarily local/small regional players
20%
National / large players

U.S. Slab Distribution Industry Landscape


33%
Primarily local/small regional players
67%
National / large players

$30+ billion[3] fragmented market across RDS and ASG

1 Management estimate based on strategic acquisitions of U.S. slab distributors primarily serving single-family residential end markets
2 Management estimate based on outsourced flooring design and installation services industry
3 Source: National Association of Home Builders, U.S. Census Bureau

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5 – Consolidator of Scale in Fragmented Core Markets Building Product Categories Select Key Consolidators Countertop Distribution Flooring, Cabinets, Countertops Installation Outdoor Insulation Roofing Plumbing & Electrical HVAC Drywall Windows, Doors, Trim Structural Products SIC’s ASG Business is sole acquirer of scale1 High margin category Attractive deal multiples Highly fragmented market Continued acquisitions enhance geographic reach and negotiating leverage with suppliers 1 Management estimate based on strategic acquisitions of U.S. slab distributors primarily serving single-family residential end markets

RDS New Products 5 – Growth Opportunities: New Products and Channels Doors & Windows Address dearth of adequate suppliers and installers in the industry Appliances Facilitate cross-selling Cabinets Address cabinet supply and installation needs in the industry RDS New Channels Assisted Living Multi-Family Housing ASG New Products Sinks Cross-sell existing customers looking for a one-stop-shop Tile & Backsplash Engineered stone slabs for backsplash and wall tile applications and ceramic and porcelain for flooring applications Introduce new colors in Metro Quartz line and Natural stone ASG New Channels Porcelain Slabs Cross-selling opportunity via ASG brands to meet shifts in market demand toward engineered stone Commercial Targeting high end commercial segment through Pental brand for designing and delivering high end stone products Pental’s pre-fabrication capabilities at low cost facilities $20,000+ per house in additional interior finish products that SIC can readily provide and effectively sell through its design centers

Flexible business model supports resilient operations 6 – Variable Cost Structure and Pass-through Pricing Model Highly Variable Cost Structure Breakdown1 Variable Fixed Highly Variable Cost Structure Significant Pricing Leverage Can pass through pricing immediately A substantial portion of backlog is derived from repeat builder customers who share in RDS pricing success Predictable revenue streams through contracted backlog with homebuilders in early housing development phase ASG is able to fully incorporate pricing increases through its showrooms on a 60-120 day timeline Does not rely on fixed contracts with suppliers, and can shift suppliers according to price dynamics in the current market Outsourced fabrication model creates warehouse and personnel cost flexibility Notes: 1. Calculated as a percentage of 2018 Cost of Goods Sold. 1 2 All components of direct cash costs are highly variable Subcontractor installation base is a cost-effective, highly variable expense Design center commissions and rebates vary in conjunction with revenue and purchase volume Leased facilities allow for flexible scaling-up or down scalable field management workforce Modest fixed cost infrastructure requirements to support operations

Strong growth profile, above-industry average Adjusted EBITDA margins and solid balance sheet 7 – Strong Financial Profile 2018 Net Debt/Adj. EBITDA 2018 Adj. EBITDA Margin Source: Public company filings and FactSet. Peer set includes BECN, BLD, IBP and SITE 1. Pro-forma adjusted for completed acquisitions as of 12/31/2018 2018 CapEx/Sales 2018 Sales Growth 1

7 – Strong Financial Profile 1. Pro-forma for 12/31/2018 acquisition of T.A.C. Ceramic Tile and acquisitions completed in 2018. See “Reconciliation of Net Income to Adj. EBITDA” at the end of this presentation. Effectively Positioned Balance Sheet Liquidity/Leverage ($ in millions) as of 12/31/18 Strong capital position to support growth objectives ABL revolver commitment upsized to $90 million in 2018 Conservative leverage metrics Target long term pro-forma net leverage <3.0x Positive cash flow from operating activities in 2018 Investing in organic growth initiatives to drive share gains and efficiencies Revolver $ 36.7 Term Loan 143.8 Total Debt $ 180.5 Cash (6.4) Net Debt $ 174.2 Liquidity $ 58.9 Net Debt/LTM Adj. EBITDA1 2.6x

Appendix

Adjusted EBITDA Reconciliation EBITDA is defined as consolidated net income before interest, taxes and depreciation and amortization. Adjusted EBITDA is defined as consolidated net income before (i) income tax expense, (ii) interest expense, (iii) depreciation and amortization expense, and (iv) adjustments for costs that are deemed to be transitional in nature or not related to our core operations, such as severance, facility closure costs, and professional and legal fees related to business acquisitions, or similar transitional costs and expenses related to greenfield investments and integrating acquired businesses into our Company. Adjusted EBITDA is a non-GAAP financial measure used by us as supplemental measure in evaluating our operating performance.